SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary proxy statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive proxy statement
☒	Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

DALEEN TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

          Fee paid previously with preliminary materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

DALEEN TECHNOLOGIES, INC.
902 CLINT MOORE ROAD, SUITE 230
BOCA RATON, FLORIDA 33487
(561) 999-8000

SUPPLEMENT TO PROXY STATEMENT DATED AUGUST 31, 2004
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 28, 2004

SEPTEMBER 14, 2004

INTRODUCTION AND PURPOSE OF SUPPLEMENT

     This supplement to our proxy statement, dated August 31, 2004 (the “Proxy Statement”), is being mailed to the stockholders of Daleen Technologies, Inc., a Delaware corporation (the “Company”), who are eligible to vote at the special meeting of the Company’s stockholders to be held on September 28, 2004 (the “Special Meeting”), at the time and place and for the purposes set forth in the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement, which was first mailed to stockholders of the Company on August 31, 2004. Only holders of record of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), and holders of record of the Company’s Series F Convertible Preferred Stock, par value $0.01 per share (“Series F Preferred Stock”), at the close of business on August 20, 2004 are entitled to vote at the Special Meeting.

     The Special Meeting will be held for the following purposes, as more fully described in the Proxy Statement:

     1. To vote on a proposal to approve and adopt the Agreement and Plan of Merger and Share Exchange, dated as of May 7, 2004, as amended (the “Merger Agreement”), among Daleen Holdings, Inc., a Delaware corporation (“Daleen Holdings”), Parallel Acquisition, Inc., a Delaware corporation, the Company, Behrman Capital II, L.P., a Delaware limited partnership (“Behrman Capital”), and Strategic Entrepreneur Fund II, L.P., a Delaware limited partnership (“SEF”), pursuant to which (i) Parallel Acquisition, a subsidiary of Daleen Holdings formed for the sole purpose of merging with the Company, will be merged with and into the Company (the “Merger”), with the Company surviving as a subsidiary of Daleen Holdings and (ii) Behrman Capital and SEF will exchange all of their shares of the Company’s Series F Convertible Preferred Stock, par value $0.01 per share (“Series F Preferred Stock”), immediately prior to the completion of the Merger for shares of Daleen Holdings’ common stock and preferred stock. Behrman Capital, SEF, the other holders of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), at the effective time of the Merger and the holders of the Company’s Series F Preferred Stock upon the Exchange and at the effective time of the Merger would receive an aggregate of $17.2 million in cash and Daleen Holdings common stock and preferred stock, as more fully described in the Proxy Statement, for all of their shares of Common Stock and Series F Preferred Stock.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

     A copy of the Merger Agreement was attached as Appendix A to the Proxy Statement.

     This supplement updates the Proxy Statement for certain developments that occurred after August 31, 2004. The Company is first mailing this supplement on or about September 14, 2004. You should read this supplement in conjunction with the Proxy Statement that was previously delivered to you.

ADDITIONAL SUPPLEMENTAL INFORMATION

     As described more fully in the Proxy Statement under “SUMMARY TERM SHEET – Transactions Related to the Merger – Protek Acquisition by Daleen Holdings” and “TRANSACTIONS RELATED TO THE MERGER – Protek Acquisition”, concurrent with the execution and delivery of the Merger Agreement, Daleen Holdings agreed to purchase all outstanding shares of the capital stock of Protek Telecommunications Solutions Limited (“Protek”) for an aggregate consideration of up to $20 million. We also disclosed under these sections of the Proxy Statement that we have been notified by Protek of a tax investigation of its Russian subsidiary by the Department of Internal Affairs of the Central Administrative Region of the City of Moscow. Protek has informed us that it does not believe that any facts exist that will lead to any material liability of the subsidiary.

     At present, there has been no resolution to the tax investigation of Protek’s Russian subsidiary. We continue to participate in on-going discussions with Protek’s management and Protek’s U.K. legal counsel regarding Protek’s internal investigation of the tax matter. We are also independently consulting with Russian accountants and legal counsel and have received reports from accountants and legal counsel independently retained by the Quadrangle Investors (as defined in the Proxy Statement). We are considering all of the findings and their implications on the Protek stock purchase agreement (the “Protek Stock Purchase Agreement”). Based on the information currently available, we are not prepared to declare that there has been a breach of a representation or warranty by Protek, or that there would be a clear failure of a closing condition under the Protek Stock Purchase Agreement. We sent an email to Protek expressly reserving our rights under the transaction agreements with respect to, but not limited to, the Protek tax investigation, which means that we have not waived any of our rights under that agreement.

     In addition, the Quadrangle Investors have indicated to us that they separately are evaluating whether Protek made accurate representations and warranties at signing and whether the tax investigation has resulted or is reasonably likely to result in Protek being unable to make the required representations and warranties at closing. The Quadrangle Investors may terminate the investment agreement described under “SUMMARY TERM SHEET – Transactions Related to the Merger – Investments in Daleen Holdings” and “TRANSACTIONS RELATED TO THE MERGER – Investment Agreement” (the “Investment Agreement”) if there is a material breach by Protek of a representation or warranty under the Protek Stock Purchase Agreement. The Quadrangle Investors may also refuse to waive a failure of a closing condition by Protek under the Protek Stock Purchase Agreement. The Quadrangle Investors provided to Protek a letter in which they have expressly reserved their rights under the Protek Stock Purchase Agreement and related documents as a result of their concerns regarding the tax investigation in Russia and the financial condition, results of operations, assets, liabilities, business and prospects of Protek. The Quadrangle Investors indicated that they are continuing to work diligently to collect all available information concerning these matters so that they can form a timely assessment as to whether, among other things, there has been a material breach of the representations and warranties made by Protek in the Protek Stock Purchase Agreement as a result of the tax investigation or an adverse change in the financial condition, results of operations, assets, liabilities, business and prospects of Protek and its subsidiaries, which also would trigger a condition of the Protek Stock Purchase Agreement.

     In addition to the issues related to Protek described above, the Quadrangle Investors have indicated to us that they are evaluating whether they believe the performance of Protek or the Company since the signing of the Merger Agreement would constitute a material adverse effect, which would result in the failure to satisfy a closing condition under the Investment Agreement. To date, they have not stated whether or not they believe a breach or an event or condition resulting in a material adverse effect has occurred under the transaction agreements. The Quadrangle Investors have suggested to us that it would be appropriate under the circumstances to renegotiate the terms of the Protek Stock Purchase Agreement,

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including terms relating to price. The Quadrangle Investors also have indicated that, given the financial condition, results of operations, assets, liabilities, business and prospects of Protek, the Quadrangle Investors may no longer be willing to proceed with the transaction at the same price and on the same terms and conditions set forth in the Protek Stock Purchase Agreement. As a result, at the direction of the Quadrangle Investors, we discussed a possible renegotiation of the Protek Stock Purchase Agreement with Protek, and we have advised Behrman Capital of the developments with respect to the renegotiation on an on-going basis. We have advised the Quadrangle Investors of these discussions, and there is no indication at the present time whether the Quadrangle Investors will declare their position or agree to a renegotiation prior to the Special Meeting.

     If it is asserted that a material breach or an event or condition resulting in a material adverse effect has occurred under any of the transaction documents, the consummation of the Merger and related transactions could be threatened. We will be able to close the Merger and related transactions only if all closing conditions under the transaction documents are satisfied (or, if permitted, waived). Further, if a material breach or adverse change under any transaction agreements is asserted, our ability to waive the conditions in the transaction documents without the prior written consent of the Quadrangle Investors, Behrman Capital, SEF, Protek and certain stockholders of Protek is limited by the transaction support agreement described in the Proxy Statement under “TRANSACTIONS RELATED TO THE MERGER – Transaction Support Agreement”.

RISKS THAT THE MERGER WILL NOT BE COMPLETED

     As described more fully in the Proxy Statement under “THE MERGER – Risks That the Merger Will Not Be Completed”, the completion of the Merger and related transaction is subject to various risks, including but not limited to the risk that the Investment Agreement or the Protek Stock Purchase Agreement are terminated for any reason, including but not limited to as a result of a breach by the Company or Protek of their representations, warranties, covenants, or agreements. Specifically, we will not be able to consummate the Merger and related transactions unless all closing conditions under the Protek Stock Purchase Agreement and Investment Agreement are satisfied (or, if permitted, waived), including but not limited to the conditions that there be no breach or event or condition resulting in a material adverse effect. Further, the ability of the Company and Daleen Holdings to waive material conditions in the Investment Agreement and the Protek Stock Purchase Agreement without prior written consent of the Quadrangle Investors, Behrman, SEF, Protek and certain stockholders of Protek is limited by the transaction support agreement, which is described more fully in the Proxy Statement under “TRANSACTIONS RELATED TO THE MERGER – Transaction Support Agreement”. Under the transaction support agreement, no material representations, warranties, conditions, covenants or agreements in any of the transaction agreements can be amended, waived or modified, and no material conditions can be waived, without prior written consent of the other parties to the transaction agreement.

     As of August 20, 2004, the record date for the Special Meeting, stockholders party to the separate voting agreements described in the Proxy Statement under “SPECIAL FACTORS – Voting Agreements” held in the aggregate approximately 71% of the combined voting power of our outstanding Common Stock and Series F Preferred Stock, which is sufficient voting power in and of itself to approve and adopt the Merger Agreement at the Special Meeting. As a result of the risk described above and the other risks to the completion of the Merger and related transactions described in the Proxy Statement under “THE MERGER – Risks That the Merger Will Not Be Completed”, there can be no assurance that the Merger will be completed even if the requisite stockholder approval is obtained at the Special Meeting.

SERIES F EQUITY ELECTION NOTICES

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     If you are a holder of Series F Preferred Stock and have not already done so, please complete the Equity Election Notice enclosed with the Proxy Statement as soon as possible. If you have already made an equity or cash-equity election and do not wish to change your election, you do not need to do anything. If, however, you wish to change your election, you must do so by providing written notice to our Vice President, General Counsel and Corporate Secretary, Dawn R. Landry, at Daleen Technologies, Inc., 902 Clint Moore Road, Suite 230, Boca Raton, Florida 33487. Any such written notice must be received prior to the election deadline of 11:59 p.m., New York City time, on September 28, 2004.

PROXIES FOR THE SPECIAL MEETING

     Enclosed is a new proxy card or cards for your Common Stock and/or Series F Preferred Stock and a postage-paid, return envelope. If you have not already returned your completed proxy, please promptly complete, sign, date and mail the enclosed proxy card(s) (or, if applicable, by following the instructions for voting by telephone or via Internet supplied to you by your bank or brokerage firm). If you have already returned your proxy, you do not need to return the enclosed proxy unless you wish to change your vote, which you may do by completing, signing, dating and mailing the enclosed proxy card(s) (or, if applicable, by following the instructions for voting by telephone or via Internet supplied to you by your bank or brokerage firm). This new proxy, when received, will supercede your earlier proxy. In any event, you may revoke your proxy at any time before the shares reflected on your proxy card are voted at the Special Meeting by:

•	filing with our Corporate Secretary a properly executed and dated revocation of proxy;

•	submitting a properly completed, executed and dated proxy card bearing a later date; or

•	appearing at the Special Meeting and voting in person.

     Your attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions received from your broker to change these instructions.

QUESTIONS

     If, after reading this supplement to the Proxy Statement, you have additional questions about the Merger or other matters discussed in this supplement or in the Proxy Statement, you need additional copies of this supplement or the Proxy Statement (which will be provided to you without charge) or you require assistance with voting your shares, please contact:

Dawn R. Landry
Vice President, General Counsel and Corporate Secretary
Daleen Technologies, Inc.
902 Clint Moore Road, Suite 230
Boca Raton, Florida 33487
(561) 981-2106

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR”
THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.
YOUR VOTE IS IMPORTANT.

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DALEEN TECHNOLOGIES, INC.

SERIES F CONVERTIBLE
PREFERRED STOCKHOLDER PROXY

This Series F Convertible Preferred Stockholder Proxy is Solicited
on Behalf of the Board of Directors of Daleen Technologies, Inc.
for the Special Meeting of Stockholders on September 28, 2004

     The undersigned hereby appoints Gordon Quick and Dawn R. Landry, and each of them, as the attorneys and proxies of the undersigned with full power of substitution, to represent the undersigned and to vote all shares Series F Convertible Preferred Stock of Daleen Technologies, Inc., a Delaware corporation (the “Company”) held of record by the undersigned as of August 20, 2004, at the special meeting of the stockholders of the Company to be held at 9:00 a.m., local time, on September 28, 2004 at the corporate headquarters of Daleen Technologies, Inc., 902 Clint Moore Road, Suite 230, Boca Raton, Florida, and at any adjournment or postponement thereof (the “Special Meeting”) as designated hereon and in their discretion as to other matters.

     Each of the proposals set forth on the reverse face of this proxy is described in greater detail in the Proxy Statement dated August 31, 2004 (the “Proxy Statement”) of the Company relating to such Special Meeting, receipt of which is acknowledged by the undersigned’s execution of this proxy.

(Continued and to be marked, dated, and signed on reverse side)

[See reverse side]

☒     PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE
FOR THE FOLLOWING PROPOSAL:

     Proposal 1. Agreement and Plan of Merger and Share Exchange. To approve and adopt the Agreement and Plan of Merger and Share Exchange, dated as of May 7, 2004, as amended (the “Merger Agreement”), among Daleen Holdings, Inc., a Delaware corporation, Parallel Acquisition, Inc., a Delaware corporation, the Company, Behrman Capital II, L.P., a Delaware limited partnership, and Strategic Entrepreneur Fund II, L.P., a Delaware limited partnership, and to approve each of the other transactions contemplated by the Merger Agreement.

FOR	AGAINST	ABSTAIN

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation. The proxies cannot vote your shares unless you sign and return this card.

NAME

SIGNATURE

DATE

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

DALEEN TECHNOLOGIES, INC.

COMMON STOCKHOLDER PROXY

This Common Stockholder Proxy is Solicited on Behalf of the Board of Directors
of Daleen Technologies, Inc. for the Special Meeting of Stockholders
on September 28, 2004

     The undersigned hereby appoints Gordon Quick and Dawn R. Landry, and each of them, as the attorneys and proxies of the undersigned with full power of substitution, to represent the undersigned and to vote all shares Common Stock of Daleen Technologies, Inc., a Delaware corporation (the “Company”) held of record by the undersigned as of August 20, 2004, at the special meeting of the stockholders of the Company to be held at 9:00 a.m., local time, on September 28, 2004 at the corporate headquarters of Daleen Technologies, Inc., 902 Clint Moore Road, Suite 230, Boca Raton, Florida, and at any adjournment or postponement thereof (the “Special Meeting”) as designated hereon and in their discretion as to other matters.

     Each of the proposals set forth on the reverse face of this proxy is described in greater detail in the Proxy Statement dated August 31, 2004 (the “Proxy Statement”) of the Company relating to such Special Meeting, receipt of which is acknowledged by the undersigned’s execution of this proxy.

(Continued and to be marked, dated, and signed on reverse side)

[See reverse side]

☒      PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE
FOR THE FOLLOWING PROPOSAL:

     Proposal 1. Agreement and Plan of Merger and Share Exchange. To approve and adopt the Agreement and Plan of Merger and Share Exchange, dated as of May 7, 2004, as amended (the “Merger Agreement”), among Daleen Holdings, Inc., a Delaware corporation, Parallel Acquisition, Inc., a Delaware corporation, the Company, Behrman Capital II, L.P., a Delaware limited partnership, and Strategic Entrepreneur Fund II, L.P., a Delaware limited partnership, and to approve each of the other transactions contemplated by the Merger Agreement.

FOR	AGAINST	ABSTAIN

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation. The proxies cannot vote your shares unless you sign and return this card.

NAME

SIGNATURE

DATE

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.